                                                                   EXHIBIT 10.7

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (I) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (II) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.



              WARRANT TO PURCHASE 1,750,000 SHARES OF COMMON STOCK,

                           PAR VALUE $0.001 PER SHARE,

                                       OF

                                  VISIJET, INC.



NO. W-2

         THIS CERTIFIES THAT, for value received, PCL ASSOCIATES, LLC, or its permitted registered assigns (the "HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after the relevant effective date described herein, and before 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined), to purchase from VisiJet, Inc., a California corporation (the "COMPANY"), One Million Seven Hundred and Fifty Thousand (1,750,000) shares of Common Stock at a price per share equal to the Purchase Price (as hereinafter defined). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to that certain Common Stock and Warrant Purchase Agreement, dated as of November 27, 2002 (the "PURCHASE AGREEMENT"), between the Company and the Holder. Unless otherwise provided for herein, all capitalized terms in this Warrant shall have the meanings set forth in the Purchase Agreement. The shares issuable upon the exercise hereof shall be considered "Registrable Shares", as such term is defined in Registration Rights Agreement (as hereinafter defined).

         1. CERTAIN DEFINITIONS. As used in this Warrant, the following terms shall have the following respective meanings:

         "AMENDMENT" means an amendment, if required, to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock by at least such number of shares as shall be sufficient to permit exercise in full of this Warrant.

         "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

         "EXPIRATION DATE" shall mean the fifth anniversary of the Merger Effective Time.

         "FAIR MARKET VALUE" of a share of Common Stock as of a particular date means the average of the closing prices of sales of Common Stock on all United Sates securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted by the Nasdaq Stock Market, Inc. ("Nasdaq") as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted by the Nasdaq, the average of the representative bid and asked prices quoted on such other electronic communications network (an "ECN") on which the Common Stock shall then be quoted as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted by any ECN, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive business days prior to such day; provided, that if there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; PROVIDED, FURTHER, HOWEVER, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

         "INITIAL EFFECTIVE DATE" shall mean the date of the Merger Effective Time.

         "MERGER EFFECTIVE TIME" means the Effective Time, as defined in the Second Amended and Restated Agreement and Plan of Merger, dated as of December 20, 2002, among Ponte Nossa Acquisition Corp., a Delaware corporation, VisiJet Acquisition Corporation, a California corporation, and the Company.

         "PURCHASE PRICE" means $1.00 per share; provided, that, the "Purchase Price" shall automatically increase by $0.50 on the second anniversary of the Merger Effective Time and each anniversary thereof.

         "REGISTERED HOLDER" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

         "STOCKHOLDER VOTE" means the approval by the Company's stockholders of the Amendment.

         "SUBSEQUENT EFFECTIVE DATE" shall mean initially the first anniversary of the Merger Effective Time, provided, however, that the Holder, by written notice to the Company on or prior to the Subsequent Effective Date, may on two occasions delay the Subsequent Effective Date from the date determined pursuant to this definition to the date six months following the theretofore scheduled Subsequent Effective Date. For purposes of this Warrant, the Subsequent Effective Date shall be such earlier date or, if such notice or notices should be delivered, such later date, as applicable.

         "WARRANT" means this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

         2. EXERCISE OF WARRANT.

                  2.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, with respect to 750,000 shares of Common Stock only, in whole or in part at any time or from time to time, commencing on the later of the Initial Effective Date and the Stockholder Vote and with respect to the remaining 1,000,000 shares of Common Stock, in whole or in part at any time or from time to time, commencing on the Subsequent Effective Date and terminating on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as
EXHIBIT 1 (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date (the "EXERCISE DATE"), surrendering

                           (a) this Warrant at the principal office of the
Company, and

                           (b) payment, (i) in cash (by check) or by wire
transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

                  2.2 NET ISSUE EXERCISE. In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for a number of shares (rounded down to the nearest whole share) of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company the Warrant with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares (rounded down to the nearest whole share) of the Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                                    X = Y (A-B)
                                        -------
                                           A

                  Where:

                  X  =  the number of shares of Common Stock to be issued to the
                        Holder;

                  Y  =  the number of shares of Common Stock purchasable under the portion of the Warrant being exchanged (as adjusted to the date of such calculation);

                  A  =  the Fair Market Value of one share of the Company's
                        Common Stock on the date the net issue election is made pursuant to Section 2.2; and

                  B  =  Purchase Price in effect under this Warrant on the
                        date the net issue election is made pursuant to Section 2.2.

         All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

                  2.3 REDEMPTION OPTION. If the Amendment has not become effective within six months of the date hereof, in lieu of the exercising this Warrant pursuant to Section 2.1 or 2.2, the Holder may require the Company to redeem all or some of the Warrant for an amount equal to the value of the amount of the Warrant being redeemed. If the Holder elects to require redemption of this Warrant as provided in this Section 2.3, the Holder shall tender to the Company the Warrant with written notice of the Holder's election, and the Company shall purchase from the Holder such portion of the Warrant as is specified by the Holder for the price computed as of the date of surrender of this Warrant to the Company using the following formula:

                                    X  = Y (A-B)
                                         -------

                  Where:

                  X  =  Aggregate Purchase Price;

                  Y  =  the number of shares of Common Stock purchasable under the portion of the Warrant being redeemed (as adjusted to the date of such calculation);

                  A  =  the Fair Market Value of one share of the Company's
                        Common Stock on the date the election is made pursuant to Section 2.3; and

                  B  =  Purchase Price in effect under this Warrant on the
                        date the election is made pursuant to Section 2.3.

         All references herein to an "exercise" of the Warrant shall include a redemption pursuant to this Section 2.3.

                  2.4 STOCK CERTIFICATES; FRACTIONAL SHARES. On or before the third (3rd) business day following the Exercise Date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, rounded down to the nearest whole share. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

                  2.5 PARTIAL EXERCISE; DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws, and the Company shall pay all transfer or stamp taxes and other similar governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

         4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

                  4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

                  4.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

                  4.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4.

                  4.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in this Section 4), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, and as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  4.5 COMPANY TO PREVENT DILUTION The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, Company will take all such action as may be necessary or appropriate in order that Company may upon the exercise of this Warrant validly and legally issue fully paid and nonassessable shares of Common Stock that are not subject to preemptive rights, including taking such action as is necessary for the Purchase Price to be not less than the par value of the shares of Common Stock issuable upon exercise of this Warrant.

                  4.6 CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing

(x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

         5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

         6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

         7. RESERVATION OF COMMON STOCK. The Company covenants that it will take all necessary and desirable actions within its control (including, without limitation, calling special meetings of the Company's stockholders and Board of Directors) to cause the Stockholders to approve the Amendment. The Company hereby covenants that at all times after the Stockholder Vote, there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder (and any shares of Common Stock acquired on exercise of the Warrant) may be transferred, in whole or in part, only (a) to one or more of its affiliates if such affiliate is an "accredited investor" under Regulation D under the Securities Act and agrees to be bound by the terms and obligations of this Warrant and the Agreement, (b) in a sale effectuated pursuant to Rule 144 promulgated under the Securities Act, (c) in an offering registered under
Section 5 of the Securities Act, or (d) in a private transaction otherwise exempt from registration under the Securities Act. Any such transfer shall be made on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer of the

Warrant, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; PROVIDED, HOWEVER, that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes. Upon any full or partial transfer of the Warrant or the shares of Common Stock acquired on exercise of the Warrant pursuant to clause (b) or clause (c) of the first sentence of this Section 9.1, all restrictions applicable to the transfer of the Warrant or such Common Stock, or portion thereof, so transferred shall cease.

         9. SECURITIES LAW RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or any portion of this Warrant or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144.

         10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of Common Stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of Common Stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act (unless otherwise required pursuant to the Registration Rights Agreement) and will be "restricted securities" within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of Common Stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE ACT AND APPLICABLE STATE LAWS AND RULES, OR,

         UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE ACT AND OTHER APPLICABLE STATE LAWS AND RULES.

In addition, the Holder agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates. Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of Warrant Shares is registered pursuant to an effective registration statement and the Holder represents in writing to the Company that such Warrant Shares have been or are being sold pursuant to such registration statement, (B) such Warrant Shares have been publicly sold pursuant to Rule 144 and the Holder has delivered to the Company customary Rule 144 broker's and seller's representation letters, or (C) such Warrant Shares can be publicly sold pursuant to Rule 144(k) under the Securities Act or another exemption from the registration requirements of such Act, such Warrant Shares, as the case may be, shall be issued without any legend or other restrictive language and, with respect to Warrant Shares upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

         11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

         12. NOTICES. All notices and other communications from the Company to the Holder shall be given in accordance with the Agreement.

         13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

         14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

         15. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

         16. NOTICES OF RECORD DATE. In case:

                  16.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

                  16.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

                  16.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

                  16.4 of any redemption or conversion of all outstanding Common Stock;
                      then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least twenty
                      (20) days prior to the date therein specified.

         17. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be effected, impaired or invalidated.

         18. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

         19. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

         20. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 11th day of February, 2003.



_______________________________________         VISIJET, INC.
         PCL ASSOCIATES, LLC

                                                By: /S/ LANCE DOHERTY
By:____________________________________            -------------------
                                                Name:  LANCE DOHERTY
Name:__________________________________                ---------------
                                                Title: President
Title:_________________________________


                            SIGNATURE PAGE TO WARRANT

                                    EXHIBIT 1
                                    ---------

                               NOTICE OF EXERCISE
                               ------------------

                    (TO BE EXECUTED UPON EXERCISE OF WARRANT)


                          VISIJET, INC. WARRANT NO. 2

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, the securities of VisiJet, Inc., as provided for therein, and (check the applicable box):

         |_| Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ shares of such securities.

         |_| Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ shares of such securities, according to the following calculation:

                        X = Y (A-B)     (       ) =  (____) [(_____) - (_____)]
                            -------                    (_____)
                               A
                  Where:

                  X = the number of shares of Common Stock to be issued to the
                      Holder;

                  Y = the number of shares of Common Stock purchasable under the portion of the Warrant being exchanged (as adjusted to the date of such calculation);

                  A = the Fair Market Value of one share of the Company's
                      Common Stock on the date the net issue election is made pursuant to Section 2.2; and

                  B = Purchase Price in effect under this Warrant on the date the net issue election is made pursuant to Section 2.2.

         Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and taxpayer identification number):

Name:____________________________________________________

Address:_________________________________________________

Taxpayer Identification Number:__________________________

Signature:_______________________________________________

         Note: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

         If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2
                                    ---------

                                   ASSIGNMENT
                                   ----------

(TO BE EXECUTED ONLY UPON ASSIGNMENT OF WARRANT)                  WARRANT NO. 2

For value received, the undersigned hereby sells, assigns and transfers unto ________________ the within Warrant, together with all right, title and interest therein, and does hereby authorize _____________ to transfer said Warrant on the books of VisiJet, Inc. with respect to the number of shares set forth below, with full power of substitution in the premises:


----------------------------- ------------------------------- ------------------
    NAME(S) OF ASSIGNEE(S)                ADDRESS                # OF SHARES
----------------------------- ------------------------------- ------------------

----------------------------- ------------------------------- ------------------

----------------------------- ------------------------------- ------------------

----------------------------- ------------------------------- ------------------

----------------------------- ------------------------------- ------------------

----------------------------- ------------------------------- ------------------

         If said number of shares shall not be all the shares represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares covered by said Warrant.

Dated:_________________________________________

Signature:_____________________________________

         Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.